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                                  EXHIBIT 7.



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
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                                  EXHIBIT 7.


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 2, 1999 with respect to the consolidated financial statements of First Variable Life Insurance Company and March 18, 1999 with respect to the financial statements of First Variable Life Insurance Company - Separate Account VL in Registration Statement (Form S-6 No. 333-70749 and related Prospectus of First Variable Life Insurance Company.



                                             ERNST & YOUNG LLP


Chicago, Illinois
August 20, 1999